2Q 2018 Earnings Call August 7, 2018 8:30 am ET 1

Safe Harbor Statement 2Q Certain statements made within this presentation contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of performance and by their nature are subject to inherent uncertainties. Actual results may differ materially. Any forward-looking information relayed in this presentation speaks onlyasofAugust7,2018andHertz Global Holdings, Inc. (the “Company”) undertakes no obligation to update that information to reflect changed circumstances. Additional information concerning these statements is contained in the Company’s press release regarding its Second Quarter 2018 results issued on August 6, 2018, and the Risk Factors and Forward- Looking Statements sections of the Company’s 2017 Annual Report on Form 10-K filed on February 27, 2018 and the Company's Second Quarter 2018 Quarterly Report on Form 10-Q filed on August 6, 2018. Copies of these filings are available from the SEC, the Hertz website, or the Company’s Investor Relations Department. 2

Key Metrics and Non-GAAP Measures 2Q THE FOLLOWING KEY METRICS AND NON-GAAP1 MEASURES WILL BE USED IN THE PRESENTATION: Adjusted corporate EBITDA Total RPD Adjusted corporate EBITDA margin Total RPU Adjusted pre-tax income (loss) Net depreciation per unit per month Adjusted net income (loss) Vehicle utilization (UTE) Adjusted diluted earnings (loss) per share Transaction days (Adjusted diluted EPS) T&M rate 1Definitions and reconciliations of non-GAAP measures are provided in the Company’s second quarter 2018 press release issued on August 6, 2018 and as an exhibit to the Company’s Form 8-K filed on August 7, 2018. 3

Agenda 2Q BUSINESS Kathryn Marinello OVERVIEW President & Chief Executive Officer Hertz Global Holdings, Inc. FINANCIAL RESULTS Tom Kennedy OVERVIEW Chief Financial Officer Hertz Global Holdings, Inc. 4

U.S. Operational Turnaround: Gaining Traction 2Q U.S. RAC (YoY quarterly results1) Revenue Total RPU Vehicle Utilization (bps) Net Monthly Depreciation per Unit 1Revenue is defined as total revenue excluding ancillary retail vehicle sales revenue. 5

U.S. Operational Turnaround: Creating Value 2Q Bolstering the Foundation for Sustainable Growth and Innovation PRIORITIES Unlocking Driving Leading Leveraging asset value operational growth through technology Hertz's iconic brand The Most Sustainable Path to Creating Value is to Continually Invest in our Capabilities 6

2017 Investments: Laying the Foundation 2Q Catalysts to Improving Trends in 2018 and Beyond • Integrated, AI-based demand and fleet forecasting system • Fully rolled-out fleet and pricing optimization system • Car-class mix that customers prefer • Broad roll out of Ultimate Choice • Development of brand segmentation strategy • Customer service training, recruitment, incentive programs • Added field personnel for car cleanliness, service quality oversight • Customer-friendly modifications to value-added services • New leaders in HR, Marketing and Retail Operations Revenue Growth .... Asset Efficiency .... Productivity .... Innovation 7

2018 Investments: Investing in the Future 2Q Catalysts to Improving Trends in 2019 and Beyond • Brand marketing campaigns launch • Machine-learnings from pricing and demand & fleet forecasting modules • Stepping up field recruiting and training • Centralizing maintenance to reduce out-of-service fleet, supports higher utilization • Lean Six-Sigma Site Optimization Initiative (SOI), improves and standardizes processes across locations for enhanced service and lower cost • Additional used-car retail lots and updated website for online digital retail selling • New CIO; Enhanced CRM capabilities launched Revenue Growth .... Asset Efficiency .... Productivity .... Innovation 8

2019 Investments: Optimizing for Growth 2Q Catalysts to Improving Trends in 2020 and Beyond • Site Optimization Initiative roll out continues • Systems field training • Legacy technology architecture updated • Hertz Digital apps rolled out • Fall 2019 core systems launch ◦ Fleet management and accounting system ◦ Reservation system ◦ Rental system Revenue Growth .... Asset Efficiency .... Productivity .... Innovation 9

Our Path Forward: Achieving Growth and Productivity 2Q Performance Objectives – Indicative Trend • Revenue Growth • Improved fleet utilization and depreciation expense management • Productivity • Lower technology spend Adjusted Corporate EBITDA 2017 Revenue Net Dep / Retail Ops Tech Reinvest / 2018 Revenue Net Dep / Retail Ops Tech Reinvest / 2019 Revenue Net Dep / Retail Ops Tech Reinvest / 2020 UTE Productivity Spend Inflation UTE Productivity Spend Inflation UTE Productivity Spend Inflation Improvements in Core Business Performance and Productivity Drive Increased Profitability 10

2Q Quarterly Overview Tom Kennedy CHIEF FINANCIAL OFFICER Hertz Global Holdings, Inc. NYSE: HTZ 1111

2Q:18 Consolidated Results 2Q (in $M USD, except per share data) 2Q:18 2Q:17 YoY GAAP Results Results Inc/(Dec) Total revenues $2,389 $2,224 7% Income (loss) before income taxes $(86) $(245) (65)% Net income (loss) $(63) $(158) (60)% Diluted earnings (loss) per share $(0.75) $(1.90) (61)% Weighted average shares outstanding: diluted 84 83 Non-GAAP1 Adjusted corporate EBITDA $93 $35 166% Adjusted corporate EBITDA margin 4% 2% 230 bps Adjusted pre-tax income (loss) $(21) $(82) (74)% Adjusted net income (loss) $(16) $(52) (69)% Adjusted diluted EPS $(0.19) $(0.63) (70)% 1Definitions and reconciliations of non-GAAP measures are provided in the Company’s second quarter 2018 press release issued on August 6, 2018 and as an exhibit to the Company’s Form 8-K filed on August 7, 2018. 12

2Q:18 U.S. RAC Revenue Performance 2Q U.S. RAC (YoY quarterly results1) 2Q:18 Performance Drivers Revenue Days Total RPD • T&M rate increased 3% excluding value-added service revenues ◦ Continuing to focus on improving value-added service sales tactics, product design and digital capabilities to re-energize sales • Transaction days increased 7% YoY as a result of T&M rate Total RPU growth in both airport and off-airport business ◦ Excluding TNC rentals, volume up 5% • Total RPU increased due to strong revenue and improved vehicle utilization 1Revenue is defined as total revenue excluding ancillary retail vehicle sales revenue. 13

2Q:18 U.S. RAC Fleet 2Q U.S. RAC (YoY quarterly results1) Continued Focus on Optimizing Fleet Vehicle Utilization (bps) Capacity • Total capacity increased 6% YoY, aligned with improving demand trends leading into peak season ◦ Excluding ride-hailing, capacity increased 3% YoY • Higher vehicle utilization benefited from enhanced demand/fleet forecasting tools 1Capacity equals average fleet. 14

2Q:18 U.S. RAC Net Monthly Depreciation Per Unit 2Q +27% +1% (6)% (13)% (19)% Year-Over-Year Trend Continues to Improve • Incremental fleet costs from 2Q:17 re-balancing activity did not reoccur • Stabilizing residual values YoY - expecting tougher comps in 2H:18 • Enhanced process for identifying accretive fleet rotation opportunities • Increased sales through higher yielding disposition channels • Lower model year 2018 purchase prices (like-for-like vs. model year 2017) • Completed transition to a richer, more preferred vehicle mix 15

2Q:18 U.S. RAC Fleet Sales Initiative 2Q Non-Program Vehicle Focused on Driving More Sales Disposition Channel Mix Through Alternative Channels • Mix of unit sales through highest-return retail channel grew 900 bps in 2Q:18 • 76% of total units sold through higher yielding alternative channels compared to 60% in 2Q:17 2Q:18 2Q:17 Dealer Direct Retail Auction 16

2Q:18 International RAC 2Q Key Metrics1 Performance Overview2 2Q:18 YoY • Revenue increased 2% YoY excluding foreign exchange 2% ◦ Revenue increased 4% YoY excluding Brazil3 and foreign exchange ̶ Total RPD was flat YoY 1% ̶ Transaction days increased 4% YoY • Vehicle utilization decrease primarily driven by lower than expected volume as the World Cup delayed (60) bps leisure travel • Monthly depreciation per unit excluding Brazil3 and foreign exchange increased 1% YoY Total RPD Utilization Total RPU 1 As reported. 2 Based on December 31, 2017, foreign exchange rates. 3 Sale of Brazil operations finalized August 2017. 17

2Q LIQUIDITY / BALANCE SHEET OVERVIEW Tom Kennedy CHIEF FINANCIAL OFFICER Hertz Global Holdings, Inc. NYSE: HTZ 1818

2Q:18 Liquidity Overview and Financing Activities 2Q Corporate Liquidity at June 30, 2018 • Decrease in liquidity from Q1 level to $1.2 billion $ in millions Senior Letter of Credit reflects seasonal upsizing in fleet and working RCF Facility Total capital Commitments$ 865 $ 302 $ 1,167 ◦ Liquidity in 2H:18 expected to improve as we Issued Letters of Credit - 363 302 665 defleet out of peak season Borrowings O/S 1 -- n/a - • Levels of committed corporate bank facilities Borrowing Availability$ 502 $ - $ 502 Unrestricted Cash + 685 unchanged from prior quarter Corporate Liquidity$ 1,187 • Extended tenor of rental car vehicle funding with June issuance of $400 million of term ABS, Reissuance of $302 million of letters of credit from Senior RCF to Letter of Credit equally split between 3- and 5-year maturities Facility was liquidity neutral and created $302 million of incremental debt capacity (must be junior to the Senior RCF). 1 Letter of Credit (L/C) Facility supports issued letters of credit but does not provide committed borrowing capacity for general corporate purposes. 19

Corporate Debt Maturity Profile 2Q June 30, 2018 Hertz Global Non-Vehicle Debt Maturity Profile1 Senior Notes Senior Second Priority Secured Notes Term Loan Senior RCF and Stand Alone L/C facility $14 in $M USD $1,167 $14 $14 $7 $14 1 Excludes $27M of promissory notes due 2028 and $11M of other non-vehicle debt. There are no current outstanding borrowings under the Senior RCF facility. 20

First Lien Financial Maintenance Covenant 2Q Consolidated First Lien Leverage Ratio as of June 30, 2018 was 1.60x $ in millions Senior RCF Facility and L/C Facility Commitments $1,167 Outstanding Letters of Credit - 665 Term Loan Outstanding + 681 Unrestricted Cash1 - 500 First Lien Secured Net Debt $683 TTM Adjusted Corporate EBITDA2 / $427 First Lien Leverage Ratio3 1.60 x Our Consolidated First Lien Leverage Ratio is tested each quarter and must not exceed 3.0x 1 Actual unrestricted cash on the balance sheet as of 6/30/2018 was $685 million. The credit facility limits netting of unrestricted cash to $500 million. 2 TTM adjusted corporate EBITDA defined as $376 million reported LTM adjusted corporate EBIDTA + $51 million adjustments as per Credit Agreement. 3 First lien leverage ratio must not exceed 3.0x in accordance with the terms of the Credit Agreement. 21

3Q:18 U.S. RAC Preliminary Outlook 2Q July revenue grew 11% versus prior year • Total RPD increased 4% YoY • Transaction days increased 7% YoY • Total RPU increased nearly 5% YoY • Excluding TNC, capacity grew approximately 3% with an approximate 70 bps improvement in utilization Early indications suggest positive performance in August September is expected to follow seasonal trends 22

2Q Q&A NYSE: HTZ 2323